Exhibit 10.20.10

TENTH AMENDMENT TO AND REINSTATEMENT OF CONTRACT FOR SALE
AND PURCHASE OF REAL PROPERTY

THIS TENTH AMENDMENT TO AND REINSTATEMENT OF CONTRACT FOR SALE AND PURCHASE OF REAL PROPERTY (this “Tenth Amendment”) is made and entered into as of this 22nd day of November, 2021 (the “Effective Date”), by and among DART INDUSTRIES, INC., a Delaware corporation, DEERFIELD LAND CORPORATION, a Delaware corporation, TUPPERWARE U.S., INC., a Delaware corporation (collectively, “Seller”), and O’CONNOR MANAGEMENT LLC, a Delaware limited liability company (“Purchaser”).

WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Contract for Sale and Purchase of Real Property dated as of May 11, 2020, relating to the purchase and sale of certain real property located in Osceola County, Florida and legally described on Exhibit “A” purportedly attached thereto and certain real property located in Orange County, Florida and legally described on Exhibit “B” purportedly attached thereto (the “Original Agreement”), as modified and amended by that certain First Amendment to Contract for Sale and Purchase of Real Property dated as of June 10, 2020 (the “First Amendment”); that certain Second Amendment to Contract for Sale and Purchase of Real Property dated as of July 15, 2020 (the “Second Amendment”); that certain Third Amendment to Contract for Sale and Purchase of Real Property dated as of July 22, 2020 (the “Third Amendment”); that certain Fourth Amendment to Contract for Sale and Purchase of Real Property dated as of October 30, 2020 (the “Fourth Amendment”); that certain Fifth Amendment to Contract for Sale and Purchase of Real Property dated as of February 12, 2021 (the “Fifth Amendment”); that certain Sixth Amendment to Contract for Sale and Purchase of Real Property dated as of July 9, 2021 (the “Sixth Amendment”); that certain Seventh Amendment to Contract for Sale and Purchase of Real Property dated as of August 18, 2021 (the “Seventh Amendment”); that certain Eighth Amendment to Contract for Sale and Purchase of Real Property dated as of September 1, 2021 (the “Eighth Amendment”); and that certain Ninth Amendment to Contract for Sale and Purchase of Real Property dated as of September 29, 2021 (the “Ninth Amendment”) (the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment shall be referred to herein as the “Agreement”); and

WHEREAS, the Ninth Amendment provided that the Closing Date would be October 15, 2021, and Purchaser terminated the Agreement on October 15, 2021 as permitted by the Agreement;

WHEREAS, Purchaser and Seller wish to reinstate and ratify, modify and amend the terms of the Agreement in the manner set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements of the parties, and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged and agreed by each of the parties, Seller and Purchaser do hereby covenant and agree as follows:

1.Recitals. Seller and Purchaser do hereby mutually represent and warrant that the foregoing recitals are true and correct, and said recitals are hereby ratified, confirmed, and incorporated into the body of this Tenth Amendment.

2.Defined Terms. Any capitalized terms utilized in this Tenth Amendment and which are not separately defined herein shall have the meaning ascribed thereto in the Agreement.

3.Reinstatement and Ratification. Purchaser acknowledges that Seller has been providing it accommodations due to Purchaser’s closing timeline, and has given Purchaser multiple extensions of the Closing Date, and has kept the Phase III Property off of the market to assist Purchaser in finalizing the consummation of the Phase III Closing under the Agreement. Purchaser and Seller agree that the Agreement is hereby reinstated and, except for the terms and conditions which are modified and amended by this Tenth Amendment, the terms and conditions thereof, remain unchanged and are hereby ratified by the parties hereto. Purchaser acknowledges and agrees that the entire Deposit of Three Million Seven Hundred Fifty Thousand and No/100 Dollars ($3,750,000.00) shall be non-refundable to Purchaser except upon the occurrence of any event or circumstance described in Section 11 of the Original Agreement that requires the payment of the Deposit to Purchaser.

4.Phase III Closing Date. The Phase III Closing Date is hereby modified and amended to be November 23, 2021.

5.Legal Description of Phase III Property (including the Additional Land). The legal description of the Phase III Property set forth in the Agreement is hereby deleted and replaced with the legal description of the Phase III Property attached to this Tenth Amendment as Exhibit “A” and hereby made a part hereof.

6.Cooperation. Seller agrees to (i) cooperate, and to cause its affiliates to cooperate, with Purchaser and its affiliates after Closing as may be requested by any of them, at no expense to Seller or its affiliates, to carry out the terms and intent of the Agreement, as amended hereby, and to effectuate the transactions described in the Agreement, as amended hereby, including, without limitation, executing assignments of any right, title and interest of any of them in and to any agreements, covenants, declarations, rights, permits, approvals or other matters regarding the Property, the Association or the development (or potential development) thereof, and (ii) promptly upon request of Purchaser, execute, or cause its affiliates to execute, releases or modifications of any conservation easements encumbering any of the Property, which releases or modifications have been approved by the grantee of such conservation easements. For clarification, the terms of this paragraph shall survive Closing.

7.Modification. Except as modified by this Tenth Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect. In the event of a conflict between the terms of this Tenth Amendment and the terms of the Agreement, the terms of this Tenth Amendment shall govern. Seller and Purchaser hereby agree that the Agreement, as amended by this Tenth Amendment, shall constitute a valid and binding contract between Seller and Purchaser.

8.Counterparts; Facsimile. This Tenth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. An electronic mail copy of this Tenth Amendment and any signatures hereon shall be considered for all purposes as originals.

9.Arsenic Remediation. Seller has agreed to complete the Arsenic Remediation, as more particularly set forth in the Agreement, within six (6) months after Purchasers’ issuance of its Notice to Proceed. Seller’s and Purchaser’s consultants, Harris Civil Engineers and Terracon, have discovered that there is an area of wetlands situated within the northern portion of the Additional Land that must also be remediated to remove arsenic. Such impacted wetlands are shown in red and cross-hatched on Exhibit “B” attached hereto and made a part hereof (the “Impacted Wetlands”). Purchaser and Seller hereby acknowledge and agree that Harris Civil Engineers and Terracon have advised them that it is not feasible to complete the permitting for the cleanup of the arsenic in the Impacted Wetlands within such six (6) month time period. Therefore, Purchaser and Seller hereby agree to amend the Agreement, including, without limitation, Section 12 of the Third Amendment and Section 14 of the Fifth Amendment, to except the Impacted Wetlands from the six (6) month cleanup time requirement, such that only the Arsenic Remediation work within the Additional Land less the Impacted Wetlands is required to be completed within six (6) months of the Purchaser’s issuance of its Notice to Proceed.

10.Orange County Environmental Indemnity. Section 19(e) of the Original Agreement is hereby modified and amended to add the following to the Environmental Conditions set forth therein:

“(iii) Terracon has verbally advised Purchaser and Seller that it has discovered lead in the soil on the Parcel 4 Property.”

The following is added to the end of the first (1st) sentence of Section 28(c) of the Original Agreement (as amended by Section 15 of the Third Amendment), before the parenthetical at the end thereof: “, or (iv) the presence of lead in the soil on the Parcel 4 Property (the “Parcel 4 Indemnity”)”. As used herein, the term “Parcel 4 Property” is that portion of the Phase III Property more particularly described on Exhibit “C” attached hereto and made a part hereof. The penultimate sentence of Section 28(c) of the Original Agreement (as amended by Section 15 of the Third Amendment) is deleted and replaced with the following: “The indemnification obligations under this paragraph with respect to any breach of any representation or warranty made by an entity in this Agreement shall survive the applicable Closing for eighteen (18) months (provided that any claim made with any reasonable specificity by the party seeking to be indemnified within such time period shall survive until such claim is finally and duly resolved), and the indemnification obligations under this paragraph with respect to the Oil Spill Remediation, the Arsenic Remediation and the Parcel 4 Indemnity shall survive the Phase III Closing without a limitation on duration. Tupperware Brands Corporation has executed the Joinder attached hereto for the purpose of agreeing to the modifications to Section 28(c) of the Original Agreement set forth in this Tenth Amendment.

11.Post-Closing Agreement. Seller and Purchaser agree to enter into a Post-Closing Agreement at Closing to provide that Purchaser shall (i) grant Tupperware Brands Corporation (for so long as it remains a tenant) and Spirit Realty, L.P. (“Spirit”) a utilities and access easement over the portion of Parcel 1 upon which the utilities facilities serving the Demised Premises under the Lease (as defined in the Original Agreement) are located because Parcel 1 is being sold at the closing and (ii) grant an easement to Tupperware Brands Corporation, as the tenant (for so long as it remains a tenant) and Spirit for the future relocation of such utilities facilities. Purchaser hereby agrees that it will not interfere with or interrupt any utilities services serving the Demised Premises under the Lease and the improvements thereon. Once the Easements (as defined in the Post-Closing Agreement) have been executed and recorded, such Easements will control over the foregoing sentence.

[SIGNATURES APPEAR ON NEXT TWO PAGES]

IN WI1NESS WHEREOF, the parties have executed this Tenth Amendment as of the date and year first set forth above.

SELLER:

DART INDUSTRIES, INC., a Delaware corporation

By:	/s/ Karen M. Sheehan

Print Name:	Karen M. Sheehan

Title:	Vice President & Secretary

TUPPERWARE U.S., INC., a Delaware corporation

By:	/s/ Karen M. Sheehan

Print Name:	Karen M. Sheehan

Title:	Vice President & Secretary

DEERFIELD LAND CORPORATION, a Delaware corporation

By:	/s/ Thomas M. Roehlk

Print Name:	Thomas M. Roehlk

Title:	Vice President & Secretary

PURCHASER:

O’CONNOR MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ William O'Connor

Print Name:	William O'Connor

Title:	Chief Executive Officer

JOINDER OF ESCROW AGENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Escrow Agent hereby agrees to perform the duties required of it described in the Tenth Amendment to Contract for Sale and Purchase of Real Property to which this Joinder is attached

ESCROW AGENT:

GREENBERG TRAURIG, P.A., a Florida Professional Association

By:	/s/ Alan C. Sheppard, Jr.
Print Name:	Alan C. Sheppard, Jr.
Title:	Shareholder

JOINDER

The undersigned (the "Guarantor'') executed a Joinder to the Original Agreement, the Third Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment (collectively, the "Agreement Joinder ') for the purpose of guaranteeing Seller's indemnification obligations pursuant to the provisions of Section 28(c) of the Original Agreement (collectively, and as amended, the "lndemnitv Obligations"). All initially capitalized terms not otherwise defined in this Joinder shall have the meanings ascribed to them in this Tenth Amendment.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby joins in the execution of this Tenth Amendment to evidence that it: (i) agrees and consents to the Tenth Amendment; and (ii) agrees and confirms that its guarantee of the Indemnity Obligations shall remain in effect pursuant to the terms and provisions of the Agreement, as amended by the Tenth Amendment.

GUARANTOR:

TUPPERWARE BRANDS CORPORATION, a Delaware corporation

By:	/s/ Karen M. Sheehan
Print Name:	Karen M. Sheehan
Title:	Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT “A”

LEGAL DESCRIPTION OF PHASE III PROPERTY

PARCELS IN OSCEOLA COUNTY, FLORIDA:

PARCEL 1 ( Fee Simple Estate):
(37 Acre Parcel)

A tract of land being portions of Lot 1 and Tract B, Osceola Corporate Center as per plat thereof as recorded in Plat Book 6, Page 147 of the Public Records of Osceola County, Florida and being more particularly described as follows:

Commence at the Southwest corner of Tract 1, Osceola Corporate Center - Replat Thirty Three as per plat thereof as recorded in Plat Book 28, Page 119 of the Public Records of Osceola County, Florida and run North 02°34' 23" West along the Westerly line of the aforesaid Tract 1 for a distance of 129.07 feet to the Point of Beginning; thence continue North 02°34' 23" West along said Westerly line for a distance of 331.04 feet to a Point of Curvature of a curve concave Easterly and having a radius of 459.14 feet; thence run Northerly along the arc of said curve through a central angle of 23°32' 58" for a distance of 188.71 feet to the Point of Tangency, thence run North 20°58' 34" East for a distance of 46.25 feet; thence departing said Westerly line of Tract 1 and run North 69°06' 36" West for a distance of 128.39 feet; thence run South 89°51' 51" West for a distance of 749.67 feet; thence run North 72°48' 13" West for a distance of 49.71 feet; thence run South 69°20' 55" West for a distance of 259.11 feet; thence run South 86°04' 33" West for a distance of 128.12 feet; thence run North 72°53' 12" West for a distance of 125.22 feet; thence run North 56°25' 25" West for a distance of 191.42 feet; thence run North 76°39' 35" West for a distance of 208.98 feet to a Point of Curvature of a curve concave Northeasterly and having a radius of 20.00 feet; thence run Northwesterly along the arc of said curve through a central angle of 76°47' 52" for a distance of 26.81 feet to the Point of Tangency; thence run North 00°08' 17" East for a distance of 97.87 feet; thence run North 87°03' 52" West for a distance of 127.17 feet to a Point of Curvature of a curve concave Southerly and having a radius of 54.00 feet; thence run Southwesterly along the arc of said curve through a central angle of 43°37' 35" for a distance of 41.12 feet to a Point of Reverse Curvature of a curve concave Northwesterly and having a radius of 120.00 feet; thence run Southwesterly along the arc of said curve through a central angle of 44°45' 46" for a distance of 93.75 feet to the Point of Tangency; thence run North 85°55' 41" West for a distance of 100.28 feet to a point on the East right of way line of U.S. Highway 441 (State Road No. 500 & 600) as per Warranty Deed as recorded in Official Records Book 2019, Page 1679 of the Public Records of Osceola County, Florida; said point being on a curve concave Westerly and having a Tangent Bearing of South 01°56' 51" East and a radius of 11540.97 feet; thence run Southerly along the East right of way line and along the arc of a curve through a central angle of 01°59' 53" for a distance of 402.48 feet to the Point of Tangency; thence continue along said right of way line and run South 00°03' 02" West for a distance of 666.94 feet; thence departing said right of way line and run along the Northerly line of the Warranty Deed as recorded in Official Records Book 2073, Page 2064 of the Public Records of Osceola County, Florida for the following seven courses: South 89°56' 58" East for a distance of 337.69 feet; thence run North 00°03' 02" East for a distance of 286.46 feet; thence run South 89°56' 58" East for a distance of 248.48 feet; thence run South 58°11' 25" East for a distance of 191.37 feet; thence run South 78°06' 15" East for a distance of 433.89 feet; thence run South 67°37' 57" East for a distance of 182.95 feet; thence run South 02°06' 35" East for a distance of 21.27 feet; thence departing said line and run North 75°20' 23" East for a distance of 170.18 feet to a Point of Curvature of a curve concave Northwesterly and having a radius of 476.00 feet; thence run Northeasterly along the arc of said curve through a central angle of 10°29' 35" for a distance of 87.17 feet to the Point of Tangency; thence run North 64°50' 48" East for a distance of 267.74 feet to a Point of Curvature of a curve concave Southerly and having a radius of 524.00 feet; thence run Easterly along the arc of said curve through a central angle of 21°27' 03" for a distance of 196.18 feet to the Point of Tangency; thence run North 86°17' 51" East for a distance of 49.56 feet; thence run North 44°38' 26" East for a distance of 40.24 feet to the Point of Beginning.

PARCEL 1A ( Easement Estate):

Together with that non-exclusive easement, appurtenant to part of Parcel 1 above as set forth and granted by the School Board of Osceola County , Florida to Dart Industries Inc., a Delaware corporation and recorded August 15, 2008 in Official Records Book 3726, Page 259, of the Public Records of Osceola County, Florida.

PARCEL 6 ( Fee Simple Estate):

All of OSCEOLA CORPORATE CENTER- REPLAT THIRTY THREE, according to the Plat thereof recorded in Plat Book 28, Pages 119 and 120, less and except Lot 5 and Tract A therefrom, all according to the Public Records of Osceola County, Florida.

PARCEL 6A ( Easement Estate):

Together with that non-exclusive Easement grant by San Mateo Crossing, LLC a Florida limited liability company in favor of Deerfield Land Corporation, a Delaware corporation, recorded July 11, 2019 in Official Records Book 5555, Page 1333, of the Public Records of Osceola County, Florida.

PARCEL 6B ( Easement Estate):

Together with that non-exclusive Easement for ingress and egress, dedicated or granted over Tract A ( aka Mary Louis Lane), of OSCEOLA CORPORATE CENTER-REPLAT NINETEEN, according to the Plat thereof as recorded in Plat Book 21, Pages 130 and 131, and those appurtenant Easements over Tract A ( aka Mary Louis Lane), and Tract D of OSCEOLA CORPORATE CENTER-REPLAT NINETEEN, according to the Plat thereof as recorded in Plat Book 21, Pages 130 and 131, Public Records of Osceola County, Florida and over Tract D of TUPPERWARE HEIGHTS, according to the Plat thereof as recorded in Plat Book 102, Pages 48 through 62, of the Public Records of Orange County, Florida, in that Access Easement Agreement by and between OSCEOLA CORPORATE CENTER MASTER OWNERS' ASSOCIATION, INC., a Florida not for profit corporation, as grantor, in favor of O'CONNOR MANAGEMENT LLC, a Delaware limited liability company, as grantee, recorded _______ in Official Records Book _______, Page _______, of the Public Records of Osceola County, Florida and recorded in Official Records Instrument No. _______, of the Public Records of Orange County, Florida.

PARCEL 6C ( Easement Estate): Intentionally Deleted

PARCEL 7 ( Fee Simple Estate):

Tract B and Lot 1 of OSCEOLA CORPORATE CENTER-REPLAT SEVEN, according to the Plat thereof as recorded in Plat Book 18, Pages 102 and 103, Less and Except the following:

(1) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT TWENTY ONE, in Plat Book 21, Pages 168 and 169; (2) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT TWENTY FIVE, in Plat Book 24, Pages 86 and 87; (3) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT TWENTY NINE, in Plat Book 25, Pages 171 through 173; (4) That portion conveyed to Blue Acquisition II, LLC, a Delaware limited liability company by Special Warranty Deed recorded July 12, 2007 in Official Records Book 3520, Page 517, all of the Public Records of Osceola County, Florida.

PARCEL 7A ( Easement Estate):

Together with those Easements appurtenant to Parcel 7 herein, as set forth in that Reciprocal Easement Agreement by and between Deerfield Land Corporation and Rapallo LLC, a Delaware limited liability company, recorded July 13, 2006 in Official Records Book 3215, Page 260, of the Public Records of Osceola County, Florida.

PARCEL 7B ( Easement Estate):

Together with those Easements appurtenant to Parcel 7 herein, as set forth in that Reciprocal Easement Agreement by and between Deerfield Land Corporation and Blue Acquisition II, LLC, a Delaware limited liability company, recorded July 12, 2007 in Official Records Book 3520, Page 564, as affected by partial termination thereof, recorded July 29, 2008 in Official Records Book 3718, Page 83, of the Public Records of Osceola County, Florida.

PARCEL 8 ( Fee Simple Estate):

Tract A of OSCEOLA CORPORATE CENTER, according to the Plat thereof as recorded in Plat Book 6, Pages 147 through 149 inclusive, LESS AND EXCEPT all of the following: (1) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT ONE, in Plat Book 13, Pages 188 and 189; (2) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT-THREE, in Plat Book 15, Pages 123 and 124; (3) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT FOUR, in Plat Book 17, Pages 99 and 100; (4) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT FIVE, in Plat Book 17, Pages 116 and 117;

(5) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT SIX, in Plat Book 18, Pages 24 and 25; (6) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT SEVEN, in Plat Book 18, Pages 102 and 103; (7) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT NINE, recorded in Plat Book 19, Pages 177 and 178; (8) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT THIRTEEN, in Plat Book 20, Pages 75 and 76; (9) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT FOURTEEN, in Plat Book 20, Pages 77 and 78; (10) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT EIGHT, in Plat Book 20, Pages 111 and 112; (11) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT SEVENTEEN, in Plat Book 20, Pages 184 and 185; (12) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT EIGHTEEN, in Plat Book 20, Pages 186 and 187; (13) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT FIFTEEN, in Plat Book 21, Pages 42 and 43; (14) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT TWENTY THREE, in Plat Book 23, Pages 189 through 192; (15) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT- TWENTY FOUR, in Plat Book 24, Pages 5 through 7; (16) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT TWENTY FIVE, in Plat Book 24, Pages 86 and 87; (17) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT TWENTY NINE, in Plat Book 25, Pages 171 through 173; (18) That portion conveyed to Iris D. Larson by Quitclaim Deed recorded November 25, 2008 in Official Records Book 3768, Page 558; (19) That portion conveyed to Osceola Crossings Owner, LLC, a Florida limited liability company via that Special Warranty Deed recorded March 13, 2014 in Official Records Book 4581, Page 2074;(20) That portion conveyed to Tupperware Services, Inc., a Delaware corporation in that Special Warranty Deed recorded September 8, 2014 in Official Records Book 4662, Page 1297; (21) That portion conveyed to Osceola County in that Warranty Deed recorded January 11, 2016 in Official Records Book 4898, Page 704; (22) That portion conveyed to Osceola County in that Warranty Deed recorded January 11, 2016 in Official Records Book 4898, Page 708; (23) Any portion now lying within publicly dedicated roadways, all of the Public Records of Osceola County, Florida. (20) That portion conveyed to Tupperware Services, Inc., a Delaware corporation in that Special Warranty Deed recorded September 8, 2014 in Official Records Book 4662, Page 1297; (21) That portion conveyed to Osceola County in that Warranty Deed recorded January 11, 2016 in Official Records Book 4898, Page 704; (22) That portion conveyed to Osceola County in that Warranty Deed recorded January 11, 2016 in Official Records Book 4898, Page 708; (23) Any portion now lying within publicly dedicated roadways, all of the Public Records of Osceola County, Florida.

PARCEL 8A ( Easement Estate):

Together with those easements appurtenant to Parcels 8 and 11 through 17 herein, as granted in that Reciprocal Easement Agreement and Declaration of Restrictions by and between Deerfield Land Corporation and Walgreen Co., an Illinois Corporation, recorded October 27, 2006 in Official Records Book 3315, Page 2147, as amended by First Amendment thereto, recorded October 16, 2009 in Official Records Book 3902, Page 796, of the Public Records of Osceola County, Florida.

PARCEL 8B ( Easement Estate):

Together with those easements appurtenant to Parcels 8, and 11 through 17 in Reciprocal Easement Agreement and Declaration of Restrictions by and between Deerfield Land Corporation and AO OF FLORIDA II, LLC, an Indiana limited liability company, recorded October 27, 2006 in Official Records Book 3315, Page 2183, of the Public Records of Osceola County, Florida. ( As to Parcels 8, and 11 through 17)

PARCEL 9 ( Fee Simple Estate):

Tract B of OSCEOLA CORPORATE CENTER, according to the Plat thereof as recorded in Plat Book 6, Pages 147 through 149 inclusive, Less and Except the following: (1) That portion replatted as OSCEOLA CORPORATE CENTER-REPLAT ELEVEN, in Plat Book 19, Pages 30 and 31; (2) That portion replatted as OSCEOLA CORPORATE CENTER-REPLAT TWELVE, in Plat Book 19, Pages 179 through 181; (3) That portion replatted as OSCEOLA CORPORATE CENTER-REPLAT NINETEEN, in Plat Book 21, Pages 130 and 131; (4) That portion replatted as OSCEOLA CORPORATE CENTER-REPLAT TWENTY-EIGHT, in Plat Book 25, Pages 155 and 156; (5) That portion replatted as OSCEOLA CORPORATE CENTER-REPLAT THIRTY, in Plat Book 26, Pages 26 and 27; (6) That portion replatted as OSCEOLA CORPORATE CENTER- REPLAT THIRTY THREE, in Plat Book 28, Pages 119 and 120; (7) That portion conveyed to the School Board of Osceola County, Florida via that Special Warranty Deed recorded July 2, 2002 in Official Records Book 2073, Page 2070 and in that Special Warranty Deed recorded August 15, 2008 in Official Records Book 3726, Page 244; (8) Any portion now lying within publicly dedicated roadways (9) that portion conveyed to the School Board of Osceola County, Florida via that Special Warranty Deed recorded September 20, 2021 in Official Records Book 6046, Page 1784, all of the Public Records of Osceola County, Florida.

PARCEL 10 ( Fee Simple Estate):

Tract C of OSCEOLA CORPORATE CENTER, according to the Plat thereof as recorded in Plat Book 6, Pages 147 through 149 inclusive, Less and Except the following: (1) That portion conveyed to the Florida Department of Transportation by Warranty Deed recorded June 3, 2013 in Official Records Book 4451, Page 2810, as affected by Corrective Warranty Deed recorded March 26, 2014 in Official Records Book 4586, Page 1769: (2) That portion conveyed to Osceola County, Florida in that Warranty deed recorded in Official Records Book 4898, Page 712; (3) That portion replatted as OSCEOLA CORPORATE CENTER-REPLAT SIXTEEN, in Plat Book 20, Pages 113 and 114; (4) That portion replatted as OSCEOLA ORPORATE CENTER-REPLAT THIRTY ONE, in Plat Book 27, Pages 24 and 25; (5) That portion replatted as OSCEOLA CORPORATE CENTER-REPLAT THIRTY TWO, in Plat Book 28, Pages 75 and 76 and (6) Any portion now lying within publicly dedicated roadways, all of the Public Records of Osceola County, Florida.

PARCEL 11 ( Fee Simple Estate):

Lot 2 and Tract A of OSCEOLA CORPORATE CENTER-REPLAT EIGHT, according to the Plat thereof as recorded in Plat Book 20, Pages 111 and 112, of the Public Records of Osceola County, Florida.

PARCEL 12 ( Fee Simple Estate):

Lot 2 of OSCEOLA CORPORATE CENTER-REPLAT NINE, according to the Plat thereof as recorded in Plat Book 19, Pages 177 and 178 of the Public Records of Osceola County, Florida.

PARCEL 13 ( Fee Simple Estate):

Tract A of OSCEOLA CORPORATE CENTER-REPLAT NINE, according to the Plat thereof as recorded in Plat Book 19, Pages 177 and 178, Less and Except that portion replatted in Plat Book 24, Pages 170 and 171, all of the Public Records of Osceola County, Florida.

PARCEL 14 ( Fee Simple Estate):

Tract A of OSCEOLA CORPORATE CENTER-REPLAT TWENTY SIX, according to the Plat thereof as recorded in Plat Book 24, Pages 170 and 171, of the Public Records of Osceola County, Florida.

PARCEL 15 ( Fee Simple Estate):

Tract C of OSCEOLA CORPORATE CENTER-REPLAT TWENTY, according to the Plat thereof as recorded in Plat Book 21, Pages 135 and 136, Less and Except that portion replatted in Plat Book 24, Pages 170 and 171, of the Public Records of Osceola County, Florida.

PARCEL 16 ( Fee Simple Estate):

Lot 12, OSCEOLA CORPORATE CENTER-REPLAT TWENTY, according to the Plat thereof as recorded in Plat Book 21, Pages 135 and 136, Less and Except that portion replatted in Plat Book 24, Pages 170 and 171, of the Public Records of Osceola County, Florida.

PARCEL 17 ( Fee Simple Estate):

Lot 1 of OSCEOLA CORPORATE CENTER-REPLAT TWENTY, according to the Plat thereof as recorded in Plat Book 21, Pages 135 and 136, Less and Except that portion replatted in Plat Book 24, Pages 170 and 171, of the Public Records of Osceola County, Florida.

PARCEL 18 ( Fee Simple Estate):

Lot 4 of OSCEOLA CORPORATE CENTER-REPLAT SIXTEEN, according to the Plat thereof as recorded in Plat Book 20, Pages 113 and 114, Less and Except that portion replatted in Plat Book 28, Pages 75 and 76, all of the Public Records of Osceola County, Florida.

PARCEL 19 ( Fee Simple Estate):

Lot 3 of OSCEOLA CORPORATE CENTER-REPLAT SIXTEEN, according to the Plat thereof as recorded in Plat Book 20, Pages 113 and 114, Less and Except that portion replatted in Plat Book 28, Pages 75 and 76, and Less and Except that portion conveyed to the Florida Department of Transportation by Warranty Deed recorded June 3, 2013 in Official Records Book 4451, Page 2810, as affected by Corrective Warranty Deed recorded March 26, 2014 in Official Records Book 4586, Page 1769, and also Less and Except that portion conveyed to Osceola County, Florida in that Warranty deed recorded in Official Records Book 4898, Page 712, all of the Public Records of Osceola County, Florida.

PARCEL 20 ( Fee Simple Estate):

Tract 1 of OSCEOLA CORPORATE CENTER- REPLAT ONE, according to the Plat thereof as recorded in Plat Book 13, Pages 188 and 189, of the Public Records of Osceola County, Florida.

PARCEL 20A ( Easement Estate):

Together with those easements appurtenant to Parcel 20 herein, as set forth and granted in that Perpetual Non-Exclusive Drainage Easement Agreement by and between D & J Land Holdings, LLC, a Florida limited liability company, as grantor and Deerfield Land Corporation, as grantee, recorded October 11, 2002 in Official Records Book 2127, Page 659, as amended by Partial Release and Modification Agreement recorded May 22, 2012 in Official Records Book 4272, Page 842, of the Public Records of Osceola County, Florida.

PARCEL 21 ( Fee Simple Estate):

Tract A of OSCEOLA CORPORATE CENTER- REPLAT TWENTY TWO, according to the Plat thereof as recorded in Plat Book 22, Pages 139 and 140, of the Public Records of Osceola County, Florida.

PARCEL 21A (Easement Estate)

TOGETHER WITH: Non-Exclusive Easement(s) as set forth and created by that certain Drainage Easement Agreement recorded March 25, 2004 in Official Records Book 2472, Page 2638; as amended by First Amendment to Drainage Easement Agreement recorded September 14, 2005 in Official Records Book 2896, Page 319, all of the Public Records of Orange County, Florida, over, under and across the lands described therein.

PARCEL 22 Intentionally deleted.

PARCEL 23 ( Fee Simple Estate):
Tract B of OSCEOLA CORPORATE CENTER- REPLAT THIRTY, according to the Plat thereof as recorded in Plat Book 26, Pages 26 and 27, of the Public Records of Osceola County.

PARCEL 23A ( Easement Estate):

Together with those easements appurtenant to Parcel 23 as set forth in that Drainage Easement Agreement by and between Orlando Health, Inc., a Florida not for profit corporation, as grantor, in favor of Deerfield Land Corporation, as grantee, recorded September 18, 2017 in Official Records Book 5208, Page 2417, of the Public Records of Osceola County, Florida.

PARCEL 24 Intentionally deleted.

PARCEL 25 ( Fee Simple Estate):
That part of Lot 7, of R. C. SLIGH'S SUBDIVISION, lying Westerly of the Railroad Right of Way, according to the Plat thereof as recorded in Plat Book 1, Page 88, of the Public Records of Osceola County.

PARCEL 26 ( Fee Simple Estate):

Tract 1 of OSCEOLA CORPORATE CENTER- REPLAT THREE, according to the Plat thereof as recorded in Plat Book 15, Pages 123 and 124, of the Public Records of Osceola County, Florida.

PARCEL 26A ( Easement Estate):

Together with those easements appurtenant to Parcel 26 herein, as set forth and granted in that Perpetual Non-Exclusive Drainage Easement Agreement by and between D & J Land Holdings, LLC, a Florida limited liability company, as grantor and Deerfield Land Corporation, as grantee, recorded October 11, 2002 in Official Records Book 2127, Page 659, as amended by Partial Release and Modification Agreement recorded May 22, 2012 in Official Records Book 4272, Page 842, of the Public Records of Osceola County, Florida.

PARCEL 27 ( Fee Simple Estate): Intentionally Deleted

PARCEL 27A ( Easement Estate): Intentionally Deleted

PARCEL 27B ( Easement Estate): Intentionally Deleted

PARCEL 29 (Easement Estate)

Together with that Non-Exclusive Signage Easement Agreement by and between AO of Florida, LLC, a Florida limited liability company, and Deerfield Land Corporation, a Delaware corporation, recorded March 25, 2005 in Official Records Book 2738, Page 1631, Public Records Osceola County, Florida.

THE FOLLOWING PARCELS IN ORANGE COUNTY, FLORIDA:

PARCEL 30 ( Fee Simple Estate):

A tract of land being a portion of the South 1800 feet of Section 34, Township 24 South, Range 29 East, Orange County, Florida and lying West of State Road No. 500 (U.S. 441) and being more particularly described as follows:

Begin at the Northwest corner of Section 4, Township 25 South, Range 29 East, Osceola County, Florida and run North 89°54' 53" West along the Orange-Osceola County line and being the North line of the Northeast 1/4 of said Section 4 for a distance of 116.11 feet to a point on the West line of the Southwest 1/4 of Section 34, Township 24 South, Range 29 East, Orange County, Florida; thence departing said Orange-Osceola County line and run North 00°09' 53" East along the aforesaid West line of the Southwest 1/4 of Section 34 for a distance of 1,800.00 feet; thence departing said West line and run along the North line of the South 1800 feet of said Section 34 and parallel to the Orange-Osceola County line for the following courses: South 89°54' 53" East for a distance of 113.98 feet; thence run South 89°53' 31" East for a distance of 1,112.91 feet to a point on the West right of way line of State Road No. 500 (U.S. 441); thence departing said North line of the South 1800 feet and run Southerly along the West right of way for the following courses: South 00°04' 04" East for a distance of 262.76 feet to a Point of Curvature of a curve concave Easterly and having a radius of 8,617.76 feet and a central angle of 00°40' 29" ; thence run Southerly along the arc of said curve for a distance of 101.49 feet; thence departing said curve and run South 89°15' 27" West for a distance of 10.83 feet to a point on a curve concave Easterly and having a tangent bearing South 00°44' 33" East and a radius of 8,628.59 feet; thence run Southerly along the arc of said curve, through a central angle of 00°33' 04" , for a distance of 83.00 feet; thence departing said curve and run North 88°42' 23" East for a distance of 10.83 feet to a point on a curve concave Easterly and having a tangent bearing South 01°17' 36" East and a radius of 8,617.76 feet; thence run Southerly along the arc of said curve, through a central angle of 05°36' 19" , for a distance of 843.06 feet to the Point of Tangency; thence run South 06°53' 55" East for a distance of 516.29 feet to a point on the Orange-Osceola County line; thence departing said West right of way line and run North 89°53' 31" West along the Orange-Osceola County line also being the North line of the Northwest 1/4 of Section 3, Township 25 South, Range 29 East for a distance of 1,240.65 feet to the POINT OF BEGINNING.

LESS AND EXCEPT that portion conveyed to Sabal Trail Transmission, LLC, a Delaware limited liability company in Special Warranty Deed recorded June, 18, 2015 in Official Records Book 10937, Page 6946, of the Public Records of Orange County, Florida, described as follows:

A portion of said land situate in Section 34, Township 24 South, Range 29 East, Orange County, Florida, more particularly described as follows: Commencing at the Northwest corner of Section 3, Township 25 South, Range 29 East (A Railroad Iron), being North 89°47' 21" West, a distance of 70.62 feet, more or less, from a 5" X5" concrete monument with a 2" brass disc labeled " Osceola County 1968" ; thence North 89°51' 42" West, along the North line of Section 4, Township 25 South, Range 29 East, a distance of 116.14 feet, more or less, to the Southwest corner of Section 34; thence North 00°13' 01" East, a distance of 190.85 feet, along the West line of said Section, more or less, to a point; thence North 90°00' 00" East, through land of the Grantor, a distance of 493.24 feet, more or less, to the POINT OF BEGINNING; thence North 00°00' 00 East, through land of the Grantor, a distance of 228.72 feet, more or less, to the Southerly line of the FGT Pig Launcher Easement (Official Records Book 9531, Page 1122); thence North 67°07' 55" East, along the Southerly line of said FGT Pig Launcher Easement, a distance of 180.23 feet, more or less, to a point; thence North 24°14' 05" West, along the Easterly line of said FGT Pig Launcher Easement, a distance of 24.26 feet, more or less, to the Southerly line of the FGT 40' wide Pipeline Easement (Official Records Book 1301, Page 311); thence North 67°29' 11" East, along the Southerly line of said FGT 40' wide Pipeline Easement, a distance of 81.25 feet, more or less, to a point, thence North 62°05' 32" East continuing along the Southerly line of said FGT 40' wide Pipeline Easement, a distance of 200.83 feet, more or less, to a point, thence North 66°30' 48" East continuing along the Southerly line of said FGT 40' wide Pipeline Easement, a distance of 373.10 feet, more or less, to a point, thence North 85°22' 14" East continuing along the Southerly line of said FGT 40' wide Pipeline Easement, a distance of 21.59 feet, more or less, to the Westerly right-of-way line of US Highway 441 (Official Records Book 6483, Page 550) and the beginning of a non tangential curve; thence Southeasterly along said right-of-way and said non tangential curve having a radius of 8626.51 feet, a chord length of 117.57 feet which bears South 05°23' 02" East, a distance of 117.57 feet, more or less, to a point, thence South 84°36' 18" West, through land of the Grantor, a distance of 114.41 feet, more or less, to a point, thence South 71°23' 33" West, continuing through land of the Grantor, a distance of 44.15 feet, more or less, to a point, thence South 00°00' 00" East, continuing through land of the Grantor, a distance of 380.78 feet, more or less, to a point, thence North 90°00' 00" West, continuing through land of the Grantor, a distance of 274.08 feet, more or less, to a point, thence South 68°09' 26" West, continuing through land of the Grantor, a distance of 198.21 feet, more or less, to a point, thence North 90°00' 00" West, continuing through land of the Grantor, a distance of 169.58 feet, more or less, to the POINT OF BEGINNING.

PARCEL 31 ( Fee Simple Estate):

Lots 1, 2 and 3 and Tracts A, B & C of TUPPERWARE HEIGHTS, according to the Plat thereof as recorded in Plat Book 102, Pages 48 through 62 inclusive, of the Public Records of Orange County, Florida.

LESS AND EXCEPT: from the above lands that portion contained in Special Warranty Deed recorded in Official Records DOC #20210336955, Public Records of Orange County, Florida, being more particularly described as follows:

A tract of land being a portion of Tract "B", Tupperware Heights as per plat thereof as recorded in Plat Book 102, Page 48 of the Public Records of Orange County, Florida and being more particularly described as follows:

Begin at the Northwest corner of Tract "B", Tupperware Heights as per plat thereof as recorded in Plat Book 102, Page 48 of the Public Records of Orange County, Florida and run South 89°53'31" East along the North line of the aforesaid Tract "B" for 900.35 feet; thence departing said line and run South 00°04'14" East for a distance of 700.00 feet; thence run North 89°53'31" West for a distance of 874.39 feet to a point on the West line of the aforesaid Tract "B" and the East right of way of Orange Blossom Trail; said point lying on a curve concave Easterly and having a radius of 8442.57 feet and having a Tangent Bearing of North 03°02'25" West; thence run Northerly along the Westerly line of the aforesaid Tract "B" and the East right of way line of Orange Blossom Trail for the following eight (8) courses; thence along the arc of said curve through a central angle of 01°44'49" for a distance of 257.40 feet; thence departing said curve and run North 88°42'23" East for a distance of 10.83 feet to a point on a curve concave Easterly and having a radius of 8431.74 feet and having a Tangent Bearing of North 01°17'36" West; thence run Northerly along the arc of said curve through a central angle of 00°33'04" for a distance of 81.10 feet; thence departing said curve and run South 89°15'27" West for a distance of 10.83 feet to a point on a curve concave Easterly and having a radius of 8442.57 feet and a Tangent Bearing of North 00°44'33" West; thence run Northerly along the arc of said curve through a central angle of 00°40'29" for a distance of 99.42 feet to the Point of Tangency; thence run North 00°04'04" West for a distance of 111.56 feet; thence run South 89°55'56" West for a distance of 14.63 feet; thence run North 00°04'04" West for a distance of 150.70 feet to the Point of Beginning.

EXHIBIT “B” IMPACTED WETLANDS

EXHIBIT “C”

LEGAL DESCRIPTION OF PARCEL 4

Lot 3 and Tract C of TUPPERWARE HEIGHTS, according to the Plat thereof as recorded in Plat Book 102, Pages 48 through 62 inclusive, of the Public Records of Orange County, Florida